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          SECURITIES AND EXCHANGE COMMISSION

               Washington, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the
         Securities and Exchange Act of 1934

               Date of Report (Date of earliest event reported):
      April 7, 1996



         Vanderbilt Mortgage & Finance, Inc.
      (Exact name of registrant as specified in its charter)


                      Tennessee
      (State or other jurisdiction of incorporation or organization)


               33-88238                 62-0997810
      (Commission File Number)     (IRS Employer Identification No.)


                    Vanderbilt Mortgage & Finance, Inc.
                    4726 Airport Highway
                    Louisville, TN  37777
      (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code:  615-970-7200


                    Not Applicable
            (Former name or former address, if changed since last report)
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Item 5.   Other Events

               On April 7, 1996, Chemical Bank, as Trustee, made the monthly distribution to the holders of the Vanderbilt
      Mortgage & Finance, Inc. Manufactured Housing Contract
      Senior/Subordinated Passs Through Certificates, Series 1995A.

      Item 7.  Financial Statements and Exhibits

               (c)  Exhibits.

                    The following are filed herewith.  The
      exhibit numbers correspond with Item 601(b) of Regulation S-K.

          Exhibit No.         Description                   Page

          28             Monthly Report delivered by          3
                         the Trustee to Certificateholders
                         in connection with distribution
                         on April 7, 1996.

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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange
      Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         VANDERBILT MORTGAGE & FINANCE, INC.
                         as Servicer

                         By: /s/ David R. Jordan
                         Name:   David R. Jordan
                         Title:  Controller



      Dated:  April 7, 1996